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                                                                    EXHIBIT 23.1

             CONSENT OF KPMG PEAT MARWICK LLP, INDEPENDENT AUDITORS

The Board of Directors
Micromuse Inc.:

     We consent to the use of our report included herein and to the references to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.

                                          /s/ KPMG PEAT MARWICK LLP

Palo Alto, California
December 12, 1997

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